EXHIBIT 10.3


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                           GALLUP FEDERAL SAVINGS BANK
                    DIRECTORS DEFERRED COMPENSATION AGREEMENT

         THIS DIRECTOR DEFERRED COMPENSATION AGREEMENT (the "Agreement") made this 22nd day of March, 2000, by and between Gallup Federal Savings Bank (the "Company"), a corporation organized under the laws of the United States of America and __________________________ (the "Director").

         WITNESSETH THAT:

         In consideration of the agreements contained herein, the parties hereto agree as follows:

         1. The Company agrees to permit the Director to serve as a member of its Board of Directors, and the Director agrees to serve the Company in such capacity as the Company may designate from time to time, until terminated by either party at any time or for any reason.

         2. During the term of his/her service as director, the Director shall devote his/her time, attention, skill, and efforts to the performance of his/her duties for the Company.

         3. The Company shall pay the Director during the term of his/her service as a director hereunder, any fees payable to the Director for service as a director (as the Company may from time to time determine) together with deferred compensation (payable as provided in paragraph 5 below), unless such amounts are forfeited pursuant to paragraph 7 below.

         4.  (a) The  Company  shall  credit to a book  reserve  (the  "Deferred
             Compensation Account") established for this purpose, an amount ("Deferred Compensation") as specified on a form ("Deferral Election Form") provided to the Director by the Company for such purposes. For calendar years beginning on or after January 1, 2001, such Deferral Election Form must be completed by the Director and returned to the Company prior to the first day of any calendar year to which such Deferral Election Form relates in order to be effective. For calendar year 2000, such Deferral Election Form must be completed by the Director and returned to the Company as of March 22,

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             2000,  the date of Board  adoption  of such  program in order to be effective for compensation earned and payable after such date.

             (b) Any such amounts credited on the books of the Company to the Deferred Compensation Account will be credited with investment earnings and losses as if such amounts had been invested in a certificate of deposit with a five-year maturity date on deposit at Gallup Federal Savings Bank within 30 days of such credit to the Deferred Compensation Account (the "Investment Option"). The Company may, if it chooses, actually invest assets equal to amounts in the Deferred Compensation Account but shall not be obligated to do so, or to make any other investment of its assets in connection with its obligation to pay Deferred Compensation hereunder.

             (c) The Director agrees on behalf of himself/herself and the designated beneficiary to assume all risk in connection with any fluctuation in value of any Deferred Compensation amounts.

             (d) Title to and beneficial ownership of any assets of the Company, whether cash or investments which the Company may earmark to pay the Deferred Compensation hereunder, shall at all times remain the property of the Company; and the Director and his/her designated beneficiary shall not have any property interest whatsoever in any specific assets of the Company.

             (e) The Company shall notify the Directors not less than once per calendar year as to the status of the Deferred Compensation Account, including the number of shares of Common Stock previously credited to such account and any cash or account earnings awaiting investment in Common Stock.

             (f) If on the date of death of a Participant no designated beneficiary has been designated in writing on a form previously received by the Company, the designated beneficiary of such Participant shall be the estate of the Participant.

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          5. The amounts to be paid as Deferred Compensation,  unless  they  are forfeited pursuant to paragraph 7 below, are as follows:

             (a) If the Director's service as a director hereunder is terminated on or after he/she attains the age of 70, the Company shall pay to the Director (in either five annual installments, not to exceed the Director's life expectancy or in one lump sum as such payment schedule is specified in the Director's Deferral Election Form) an amount equal to the value of the Director's Deferred Compensation Account as of such date. The Deferred Compensation amount payable to the Director shall be appropriately increased or decreased to reflect the appreciation or depreciation in value of the Investment Option and the net income or loss of the Deferred Compensation Account. If the Director should die on or after the date set forth above, any unpaid balance will be paid to the Director's designated beneficiary in the same manner as set forth in this paragraph 5(a).

             (b) If the Director's service as a director hereunder is terminated for any reason other than death and disability but before the date set forth in paragraph 5(a) above, then the value of the Deferred Compensation Account: (i) shall be paid to the Director in the same manner as set forth in paragraph 5(a) above, and (ii) shall continue to be invested or held in cash as the Company in its discretion may determine and no payments shall be made until the date set forth in paragraph 5(a) above. Notwithstanding the foregoing, if prior to the date set forth in paragraph 5(a) above, the Director should die, or the Director should become disabled, then payments shall be made in the same manner and to the same extent as set forth in paragraph 5(c) below.

             (c) If the Director's service as a director is terminated because of disability or death before reaching the date set forth in paragraph 5(a) above, while the Director is performing services for the Company, then the Company shall make payments to the Director in the event of the Director's disability, or to the Director's designated beneficiary in the event of the Director's


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             death to the same extent as set forth in paragraph 5(a) above.

             (d) If the Director is receiving payments from the Company and subsequently dies before the total payments are made by the Company, then the remaining value of the Deferred Compensation
             Account shall be determined as of the date of the death of the Director and shall be paid as promptly as possible in one lump sum to the Director's designated beneficiary.

             (e) The Director's designated beneficiary referred to in this paragraph 5 may be designated or changed by the Director, without the consent of any prior designated beneficiary, on a form provided to the Director by the Company and delivered to the Company before the Director's death. If no such beneficiary shall have been designated or if no designated beneficiary shall survive the Director, the payments payable under paragraph 5(d) above, shall be payable to the Director's estate.

             (f) The Director shall be deemed to have become disabled for purposes of paragraph 5(c) above, if the Company shall find on the basis of medical evidence satisfactory to the Company that the Director is totally disabled, mentally or physically, so as to be prevented from engaging in further service as a director of the Company and that such disability will be permanent and continuous during the remainder of the Director's life.

             (g) The payment(s) to be made to the Director under paragraphs 5(a) and 5(c) above, shall commence on the first day of the month following the date of the Director's termination of service as a director, and the payment(s) to be made to the Director under paragraph 5(b) above, shall commence on the first day of the month next following the date set forth in paragraph 5(a) above. The payment(s) to be made to the Director's designated beneficiary under the provisions of this paragraph 5 shall commence on a date to be selected by the Company but within six months from the date of death of the Director.


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             (h) Notwithstanding  anything herein contained to the contrary, the
             Company shall have the right in its sole discretion to vary the manner and time of making the distribution(s) provided in this paragraph 5 and may make such distributions in lump sums or over a shorter or longer period of time as it may find appropriate.

          6. (a) Nothing contained in this Agreement and no action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Director, the Director's designated beneficiary or any other person. Any funds which may be invested under the provisions of this Agreement shall continue for all purposes to be a part of the general funds of the Company. No person other than the Company shall, by virtue of the provisions of this Agreement, have any interest in such funds. The Company shall not be under any obligation to use such funds solely to provide amounts hereunder, and no representations have been made to the Director that such funds can or will be used only to provide amounts hereunder. To the extent that any person acquires a right to receive payments from the Company under this Agreement, such rights shall be no greater than the right of any unsecured general creditor of the Company.

             (b) In order to facilitate the accumulation of funds necessary to meet the costs of the Company under this Agreement to make payments to a Director or his or her beneficiary as and when the same are due under the Plan, the Company may enter into a Trust Agreement. The Board of Directors of the Company shall have the power to appoint and remove the Trustee under such Trust Agreement in its sole discretion. The Company, in its discretion, may elect to place assets of the Company into the Trust as may from time to time be approved by the Board of Directors of the Company in its sole discretion. To the extent that the assets of said Trust are not sufficient to pay benefits accrued under this Plan, such payments shall be made from the general assets of the Company.

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         7.  Notwithstanding  anything  contained  herein  to the  contrary,  no payment of any unpaid installments of Deferred Compensation shall be made, and all rights under this Agreement of the Director, the Director's designated beneficiary, executors, or administrators, or any other person, to receive payments thereof shall be forfeited if the Director shall engage, as determined by the Company, in any activity or conduct inimical to the best interests of the Company.

         8. The right of the Director or any other person to the payment of Deferred Compensation or other amounts under this Agreement shall not be assigned, transferred, pledged, or encumbered except by will or by the laws of descent and distribution.

         9. If the Company shall find that any person to whom any amount is payable under this Agreement is unable to care for his or her personal affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee, or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Company to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Company may determine. Any such payments shall be a complete discharge of the liabilities of the Company under this Agreement.

         10. Nothing contained herein shall be construed as conferring upon the Director the right to continue in his/her service as a director of the Company or in any other capacity.

         11. Any Deferred Compensation payable under this Agreement shall not be deemed as salary or other compensation to the Director for the purpose of computing benefits to which the Director may be entitled under any retirement plan or other arrangement of the Company for the benefit of its employees or directors.

         12. The Company shall have full power and authority to interpret, construe, and administer this Agreement and the Company's interpretations and construction thereof, and actions thereunder, including any valuation of the Deferred Compensation Account, or the amount or recipient of the payment to be made under this Agreement, shall be binding and conclusive on all persons for

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all purposes. The directors of the Company shall not be liable to any person for
any  action  taken  or  omitted  in  connection  with  the   interpretation  and
administration of this Agreement unless attributable to his/her own willful misconduct or lack of good faith.

         13. The Company may appoint an administrative committee ("Committee") to provide administrative services or perform duties required by this Agreement. The Committee shall have only the authority granted to it by the Company.

         14. This Agreement shall be binding upon and inure to the benefit of the Company, its successors, and assigns and the Director and the Director's heirs, executors, administrators, and legal representatives.

         15. This Agreement shall be construed in accordance with and governed by the laws of the State of New Mexico.

         16. No right or benefit under the Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit under this Agreement shall be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefits. If the Director or the Director's designated beneficiary should become bankrupt, or attempt to anticipate, sell, assign, pledge, encumber, or charge any right or benefit hereunder, then such right or benefit shall, in the discretion of the Committee, cease and terminate, and in such event the Company may hold or apply the same or any part thereof for the benefit of the Director or beneficiary, his/her spouse, children, or other dependents, or any of them in such manner and in such proportion as the Committee may deem proper.

         17. The Company's Board of Directors may amend or terminate this Agreement at any time, provided however, that no termination or amendment of this Agreement shall, without the consent of the Director, adversely affect the Director's right to any amounts previously deferred by the Director and credited to the Deferred Compensation Account.

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         18. The  Company  shall  bear all costs and  expenses  associated  with administration of the Agreement. No contributions to the Deferred Compensation Account or any Trust under this Agreement will be permissible by the Director.


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         IN WITNESS  WHEREOF,  the  Company  has  caused  this  Agreement  to be executed by its duly authorized officer and the Director has hereunto set his/her hand and seal as of the date first above written.



                                           Gallup Federal Savings Bank (Company)



                                           By:
----------------------------------               -------------------------------
         Date                                Its _______________________________



                                           "DIRECTOR"



                                                 -------------------------------



                                           By:
----------------------------------               -------------------------------
         Date



                                           By:
----------------------------------               -------------------------------
         Date                              Witness

                               GFSB BANCORP, INC.
                    DIRECTORS DEFERRED COMPENSATION AGREEMENT

         THIS DIRECTOR DEFERRED COMPENSATION AGREEMENT (the "Agreement") made this 22nd day of March, 2000, by and between GFSB Bancorp, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware and __________________________ (the "Director").

         WITNESSETH THAT:

         In consideration of the agreements contained herein, the parties hereto agree as follows:

         1. The Company agrees to permit the Director to serve as a member of its Board of Directors, and the Director agrees to serve the Company in such capacity as the Company may designate from time to time, until terminated by either party at any time or for any reason.

         2. During the term of his/her service as director, the Director shall devote his/her time, attention, skill, and efforts to the performance of his/her duties for the Company.

         3. The Company shall pay the Director during the term of his/her service as a director hereunder, any fees payable to the Director for service as a director (as the Company may from time to time determine) together with deferred compensation (payable as provided in paragraph 5 below), unless such amounts are forfeited pursuant to paragraph 7 below.

         4.  (a) The  Company  shall  credit to a book  reserve  (the  "Deferred
             Compensation Account") established for this purpose, an amount ("Deferred Compensation") as specified on a form ("Deferral Election Form") provided to the Director by the Company for such purposes. For calendar years beginning on or after January 1, 2001, such Deferral Election Form must be completed by the Director and returned to the Company prior to the first day of any calendar year to which such Deferral Election Form relates in order to be effective. For calendar year 2000, such Deferral Election Form must be completed by the Director and returned to the Company as of March 22,

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             2000,  the date of Board  adoption  of such  program in order to be effective for compensation earned and payable after such date.

             (b) Any such amounts credited on the books of the Company to the Deferred Compensation Account will be credited with investment earnings and losses as if such amounts had been invested in a certificate of deposit with a five-year maturity date on deposit at Gallup Federal Savings Bank within 30 days of such credit to the Deferred Compensation Account (the "Investment Option"). The Company may, if it chooses, actually invest assets equal to amounts in the Deferred Compensation Account but shall not be obligated to do so, or to make any other investment of its assets in connection with its obligation to pay Deferred Compensation hereunder.

             (c) The Director agrees on behalf of himself/herself and the designated beneficiary to assume all risk in connection with any fluctuation in value of any Deferred Compensation amounts.

             (d) Title to and beneficial ownership of any assets of the Company, whether cash or investments which the Company may earmark to pay the Deferred Compensation hereunder, shall at all times remain the property of the Company; and the Director and his/her designated beneficiary shall not have any property interest whatsoever in any specific assets of the Company.

             (e) The Company shall notify the Directors not less than once per calendar year as to the status of the Deferred Compensation Account, including the number of shares of Common Stock previously credited to such account and any cash or account earnings awaiting investment in Common Stock.

             (f) If on the date of death of a Participant no designated beneficiary has been designated in writing on a form previously received by the Company, the designated beneficiary of such Participant shall be the estate of the Participant.

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          5. The amounts to be paid as Deferred Compensation,  unless  they  are forfeited pursuant to paragraph 7 below, are as follows:

             (a) If the Director's service as a director hereunder is terminated on or after he/she attains the age of 70, the Company shall pay to the Director (in either five annual installments, not to exceed the Director's life expectancy or in one lump sum as such payment schedule is specified in the Director's Deferral Election Form) an amount equal to the value of the Director's Deferred Compensation Account as of such date. The Deferred Compensation amount payable to the Director shall be appropriately increased or decreased to reflect the appreciation or depreciation in value of the Investment Option and the net income or loss of the Deferred Compensation Account. If the Director should die on or after the date set forth above, any unpaid balance will be paid to the Director's designated beneficiary in the same manner as set forth in this paragraph 5(a).

             (b) If the Director's service as a director hereunder is terminated for any reason other than death and disability but before the date set forth in paragraph 5(a) above, then the value of the Deferred Compensation Account: (i) shall be paid to the Director in the same manner as set forth in paragraph 5(a) above, and (ii) shall continue to be invested or held in cash as the Company in its discretion may determine and no payments shall be made until the date set forth in paragraph 5(a) above. Notwithstanding the foregoing, if prior to the date set forth in paragraph 5(a) above, the Director should die, or the Director should become disabled, then payments shall be made in the same manner and to the same extent as set forth in paragraph 5(c) below.

             (c) If the Director's service as a director is terminated because of disability or death before reaching the date set forth in paragraph 5(a) above, while the Director is performing services for the Company, then the Company shall make payments to the Director in the event of the Director's disability, or to the Director's designated beneficiary in the event of the Director's

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             death to the same extent as set forth in paragraph 5(a) above.

             (d) If the Director is receiving payments from the Company and subsequently dies before the total payments are made by the Company, then the remaining value of the Deferred Compensation
             Account shall be determined as of the date of the death of the Director and shall be paid as promptly as possible in one lump sum to the Director's designated beneficiary.

             (e) The Director's designated beneficiary referred to in this paragraph 5 may be designated or changed by the Director, without the consent of any prior designated beneficiary, on a form provided to the Director by the Company and delivered to the Company before the Director's death. If no such beneficiary shall have been designated or if no designated beneficiary shall survive the Director, the payments payable under paragraph 5(d) above, shall be payable to the Director's estate.

             (f) The Director shall be deemed to have become disabled for purposes of paragraph 5(c) above, if the Company shall find on the basis of medical evidence satisfactory to the Company that the Director is totally disabled, mentally or physically, so as to be prevented from engaging in further service as a director of the Company and that such disability will be permanent and continuous during the remainder of the Director's life.

             (g) The payment(s) to be made to the Director under paragraphs 5(a) and 5(c) above, shall commence on the first day of the month following the date of the Director's termination of service as a director, and the payment(s) to be made to the Director under paragraph 5(b) above, shall commence on the first day of the month next following the date set forth in paragraph 5(a) above. The payment(s) to be made to the Director's designated beneficiary under the provisions of this paragraph 5 shall commence on a date to be selected by the Company but within six months from the date of death of the Director.

             (h) Notwithstanding anything herein contained to the contrary, the Company shall have the right in its sole discretion to vary the manner and time of making the distribution(s) provided in this paragraph 5 and may make such distributions in lump sums or over a shorter or longer period of time as it may find appropriate.

          6. (a) Nothing contained in this Agreement and no action taken pursuant to the provisions of this Agreement shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Director, the Director's designated beneficiary or any other person. Any funds which may be invested under the provisions of this Agreement shall continue for all purposes to be a part of the general funds of the Company. No person other than the Company shall, by virtue of the provisions of this Agreement, have any interest in such funds. The Company shall not be under any obligation to use such funds solely to provide amounts hereunder, and no representations have been made to the Director that such funds can or will be used only to provide amounts hereunder. To the extent that any person acquires a right to receive payments from the Company under this Agreement, such rights shall be no greater than the right of any unsecured general creditor of the Company.

             (b) In order to facilitate the accumulation of funds necessary to meet the costs of the Company under this Agreement to make payments to a Director or his or her beneficiary as and when the same are due under the Plan, the Company may enter into a Trust Agreement. The Board of Directors of the Company shall have the power to appoint and remove the Trustee under such Trust Agreement in its sole discretion. The Company, in its discretion, may elect to place assets of the Company into the Trust as may from time to time be approved by the Board of Directors of the Company in its sole discretion. To the extent that the assets of said Trust are not sufficient to pay benefits accrued under this Plan, such payments shall be made from the general assets of the Company.

         7. Notwithstanding anything contained herein to the contrary, no payment of any unpaid installments of Deferred Compensation shall be made, and all rights under this Agreement of the Director, the Director's designated beneficiary, executors, or administrators, or any other person, to receive payments thereof shall be forfeited if the Director shall engage, as determined by the Company, in any activity or conduct inimical to the best interests of the Company.

         8. The right of the Director or any other person to the payment of Deferred Compensation or other amounts under this Agreement shall not be assigned, transferred, pledged, or encumbered except by will or by the laws of descent and distribution.

         9. If the Company shall find that any person to whom any amount is payable under this Agreement is unable to care for his or her personal affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee, or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Company to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Company may determine. Any such payments shall be a complete discharge of the liabilities of the Company under this Agreement.

         10. Nothing contained herein shall be construed as conferring upon the Director the right to continue in his/her service as a director of the Company or in any other capacity.

         11. Any Deferred Compensation payable under this Agreement shall not be deemed as salary or other compensation to the Director for the purpose of computing benefits to which the Director may be entitled under any retirement plan or other arrangement of the Company for the benefit of its employees or directors.

         12. The Company shall have full power and authority to interpret, construe, and administer this Agreement and the Company's interpretations and construction thereof, and actions thereunder, including any valuation of the Deferred Compensation Account, or the amount or recipient of the payment to be made under this Agreement, shall be binding and conclusive on all persons for all purposes. The directors of the Company shall not be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement unless attributable to his/her own willful misconduct or lack of good faith.

         13. The Company may appoint an administrative committee ("Committee") to provide administrative services or perform duties required by this Agreement. The Committee shall have only the authority granted to it by the Company.

         14. This Agreement shall be binding upon and inure to the benefit of the Company, its successors, and assigns and the Director and the Director's heirs, executors, administrators, and legal representatives.

         15. This Agreement shall be construed in accordance with and governed by the laws of the State of New Mexico.

         16. No right or benefit under the Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit under this Agreement shall be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefits. If the Director or the Director's designated beneficiary should become bankrupt, or attempt to anticipate, sell, assign, pledge, encumber, or charge any right or benefit hereunder, then such right or benefit shall, in the discretion of the Committee, cease and terminate, and in such event the Company may hold or apply the same or any part thereof for the benefit of the Director or beneficiary, his/her spouse, children, or other dependents, or any of them in such manner and in such proportion as the Committee may deem proper.

         17. The Company's Board of Directors may amend or terminate this Agreement at any time, provided however, that no termination or amendment of this Agreement shall, without the consent of the Director, adversely affect the Director's right to any amounts previously deferred by the Director and credited to the Deferred Compensation Account.

         18. The Company shall bear all costs and expenses associated with administration of the Agreement. No contributions to the Deferred Compensation Account or any Trust under this Agreement will be permissible by the Director.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Director has hereunto set his/her hand and seal as of the date first above written.



                                           GFSB Bancorp, Inc. (Company)



                                           By:
----------------------------------               -------------------------------
         Date                                Its _______________________________



                                           "DIRECTOR"



                                                 -------------------------------



                                           By:
----------------------------------               -------------------------------
         Date



                                           By:
----------------------------------               -------------------------------
         Date                              Witness